Offerings - Offering: 1	Dec. 05, 2024 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	5.722% Fixed Rate / Floating Rate Senior Notes due 2030
Amount Registered | shares	500,000,000
Maximum Aggregate Offering Price	$ 500,000,000
Fee Rate	0.01531%
Amount of Registration Fee	$ 76,550
Offering Note
1)	Registrant has elected to pay the filing fees on a deferred basis pursuant to Rules 456(b) and 457(r) under the Securities Act of 1933.